UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2009
(Date of earliest event reported)

CLEARVIEW ACQUISITIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52107	20-4069588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1848 Commercial Street
San Diego, California 92113
(Address of principal executive offices, zip code)

(877) 246-4354
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Clearview Acquisitions, Inc. (the “Company”) filed with the Securities and Exchange Commission on February 11, 2009 (the “Original 8-K”).  Because the filing date of the Original 8-K was within 90 days after the most recent fiscal year end and 135 days of the date of the last audited financial statements of Helix Wind, Inc. (“Helix Wind”), the business being acquired by the Company, the financial statements of Helix Wind required by Items 2.01(f) and 9.01 of Form 8-K did not include the most recent full fiscal year. Accordingly, the Company is now filing the information that would be required to be included in an annual report for Helix  Wind for the most recent full fiscal year within the time period specified in the appropriate annual report form.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The Audited Financial Statements of Helix Wind, Inc. as of December 31, 2008 and 2007 are included herein as Exhibit 99.1.

(b)  Pro Forma financial information.

Not applicable.

(c)  Shell company transaction.

Not applicable.

(d) Exhibits.

99.1	Audited Financial Statements of Helix Wind, Inc. as of December 31, 2008 and 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearview Acquisitions, Inc.

By:	/s/ Ian Gardner
Name:	Ian Gardner
Title:	Chief Executive Officer

Date:  March 31, 2009